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              VANGUARD(R) FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND

                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 30, 2000

On page 1 in the paragraph under INVESTMENT STRATEGIES, the third sentence is deleted and replaced with the following:
     The remainder of the Fund's assets may be invested in investment-grade quality Florida municipal securities that are not insured.

                                     * * * *

On page 8 under SECURITY SELECTION, the last sentence on the page is deleted and replaced with the following:
     However, up to 20% of the Fund's assets may be invested in either:
- Uninsured Florida municipal securities with credit quality equivalent to that of securities rated BBB or better by a Nationally Recognized Statistical Rating Organization (NRSRO), or
-    Uninsured   investment-grade   quality,    short-term   Florida   municipal
     securities.

(C)2001 The Vanguard Group, Inc. All rights reserved.              PS18N  022001
Vanguard Marketing Corporation, Distributor.